Exhibit 99.2 Q3 2018 Earnings Presentation November 8, 2018 Mike Petters President and Chief Executive Officer Chris Kastner Executive Vice President, Business Management and Chief Financial Officer

2 Forward-Looking Statements Statements in this presentation, other than statements of historical fact, may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures, and strategic acquisitions; adverse economic conditions in the United States and globally; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

3 HII’s Q3 2018 Highlights  Revenues were $2.1 billion in the quarter  Diluted EPS was $5.29 in the quarter  Total backlog at the end of the quarter was ~$22 billion; new contract awards in the quarter totaled $2.8 billion  Ingalls Shipbuilding o Awarded $5.1 billion multiyear contract for six Arleigh Burke-class destroyers • $1.8 billion for the first two destroyers currently exercised o Awarded a $165.5 million advance procurement contract for LPD 30 o Delivered the National Security Cutter Kimball (NSC 7)  Newport News Shipbuilding o Reached 50 percent completion of John F. Kennedy (CVN 79) o Awarded an advance planning contract for the RCOH of USS John C. Stennis (CVN 74)  Technical Solutions o Awarded a contract valued at $34 million, including options, to provide engineering, technical, repair and logistical support to the U.S. Navy’s Coastal Riverine Forces

4 HII’s Q3 2018 Consolidated Results Revenues  HII’s revenues up 12% YOY due to increased $2,200 $2,083 volume at the shipbuilding segments $2,000 $1,863  $1,800 HII’s operating income and margin up YOY due to higher segment operating income and favorable $1,600 change in Operating FAS/CAS Adjustment (in (in millions) $1,400 $1,200 $1,000 Q3 2017 Q3 2018 Operating Income Operating Margin $350 15.0% 13.9% $290 12.9% $300 12.0% $241 $250 $200 9.0% $150 6.0% (in (in millions) $100 3.0% $50 $— —% Q3 2017 Q3 2018 Q3 2017 Q3 2018

5 HII’s Q3 2018 Capital Deployment Cash Flow Generation Shareholder Distributions Total $266 $260 $650 $607 $250 $600 $550 $500 $150 $102 $450 $400 $50 $6 $350 $512 ** $300 $250 (in (in millions) $(50) (in millions) Total $200 $130 $(93) $150 $(150) $100 $99** $50 $95 $(250) $(195) $— $31 Q3 2018 Q3 2018 YTD Q3 2018 Q3 2018 YTD Cash from Operations CAPEX Free Cash Flow* Dividends Share Repurchases (at cost)  Contributed $434 million to pension and postretirement benefits plans in Q3 2018 o $424 million were discretionary contributions to our qualified pension plans  Capital expenditures, net of related grant proceeds, were $102 million or 4.9% of revenues in Q3 2018 o YTD capital expenditures, net of related grant proceeds, were $260 million or 4.4% of YTD revenues  Distributed $130 million to shareholders in Q3 2018 o Repurchased 412 thousand shares at a cost of $99** million o Paid dividends of $31 million *Non-GAAP measure. See appendix for definition and reconciliation. **Includes $2 million for share repurchases not settled as of Sept. 30, 2018.

6 Ingalls Shipbuilding Q3 2018 Results Revenues  Ingalls revenues up 17% YOY due to increased $800 volumes on amphibious assault ships and the $694 $700 NSC program, partially offset by decreased $593 $600 surface combatant volume $500  $400 Ingalls segment operating income up YOY mainly $300 due to higher revenues (in (in millions) $200 $100 $— Q3 2017 Q3 2018 Segment Operating Income* Segment Operating Margin* $100 15.0% 12.5% $82 11.8% $80 $74 12.0% $60 9.0% $40 6.0% (in (in millions) $20 3.0% $— —% Q3 2017 Q3 2018 Q3 2017 Q3 2018 *Non-GAAP measure. See appendix for definition and reconciliation.

7 Newport News Shipbuilding Q3 2018 Results Revenues  Newport News revenues up 12% YOY due to $1,300 higher volume in aircraft carriers and naval nuclear $1,179 support services $1,100 $1,053  Newport News segment operating income and $900 margin up YOY primarily due to favorable changes in workers’ compensation expense, partially offset (in (in millions) $700 by the 2017 resolution of contract changes on CVN 65 and CVN 72 $500 Q3 2017 Q3 2018 Segment Operating Income* Segment Operating Margin* $140 12.0% $119 10.1% $120 10.0% 9.1% $96 $100 8.0% $80 6.0% $60 (in (in millions) 4.0% $40 $20 2.0% $— —% Q3 2017 Q3 2018 Q3 2017 Q3 2018 *Non-GAAP measure. See appendix for definition and reconciliation.

8 Technical Solutions Q3 2018 Results Revenues  Technical Solutions revenues up 1.7% YOY due to $300 higher oil and gas and mission driven innovative $241 $245 solutions revenues, partially offset by lower fleet $250 support and nuclear and environmental revenues $200  $150 Technical Solutions segment operating income and margin down YOY primarily due to the release (in (in millions) $100 in 2017 of a portion of an accounts receivable $50 allowance, partially offset by improved oil and gas $— performance Q3 2017 Q3 2018 Segment Operating Income* Segment Operating Margin* 10.0% $24 $22 9.1% $20 8.0% $16 6.5% $16 6.0% $12 4.0% (in (in millions) $8 2.0% $4 $— —% Q3 2017 Q3 2018 Q3 2017 Q3 2018 *Non-GAAP measure. See appendix for definition and reconciliation.

9 2018-2019 Pension Outlook 3 3,4 ($ in millions) 2017 (Actual) 2018 2019 Pension Discount Rate 4.47% 3.82% 4.36% Expected Long-Term Return on Assets 7.25% 7.25% 7.25% CAS Recoveries over/(under) Cash $26 ($89) $247 Contributions1,2 FAS Expense1 ($172) ($91) ($73) CAS1 $361 $460 $307 FAS/CAS Adjustment1 $189 $369 $234 Operating FAS/CAS Adjustment1 $205 $294 $156 Non-Operating Retirement ($16) $75 $78 (Expense)/Income1 Pension and Post-retirement Benefits $335 $549 $60 Cash Contribution2 1 Includes pension & other postretirement benefits 2 2018 projected cash contributions of $549 million include $514 million of discretionary pension contributions ($508 million qualified; $6 million non- qualified) and $35 million of post retirement benefits contributions. 2019 projected cash contributions of $60 million include $26 million of discretionary pension contributions ($19 million qualified; $7 million non-qualified) and $34 million of post retirement benefits contributions. 3 Projected and subject to change during 2018 and 2019 12 4 2019 outlook assumes 0% actual return on assets in 2018

10 Appendix

11 Non-GAAP Measures Definitions We make reference to “segment operating income (loss),” “segment operating margin,” and “free cash flow.” We internally manage our operations by reference to “segment operating income (loss)” and “segment operating margin,” which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income (loss) and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income (loss) and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income (loss) and segment operating margin may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies.

12 Non-GAAP Measures Definitions Cont’d Segment operating income (loss) is defined as operating income (loss) for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income (loss) as a percentage of sales and service revenues. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures, net of related grant proceeds. FAS/CAS Adjustment is defined as the difference between expenses for pension and other postretirement benefits determined in accordance with GAAP (FAS) and the expenses for these items included in segment operating income in accordance with U.S. Cost Accounting Standards (CAS). Operating FAS/CAS Adjustment is defined as the FAS/CAS Adjustment less the following components of net periodic benefit costs: interest cost, expected return on plan assets, amortization of prior service cost (credit) and actuarial loss (gain), and settlement and curtailment effects. Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income. We present financial measures adjusted for the Operating FAS/CAS Adjustment and non-current state income taxes to reflect the company’s performance based upon the pension costs and state tax expense charged to our contracts under CAS. We use these adjusted measures as internal measures of operating performance and for performance-based compensation decisions.

13 Non-GAAP Reconciliations – Segment Operating Income (Loss) & Segment Operating Margin Three Months Ended Nine Months Ended September 30 September 30 ($ in millions) 2018 2017 2018 2017 Ingalls revenues $ 694 $ 593 $ 1,908 $ 1,782 Newport News revenues 1,179 1,053 3,444 3,025 Technical Solutions revenues 245 241 721 710 Intersegment eliminations (35) (24) (96) (72) Sales and Service Revenues 2,083 1,863 5,977 5,445 Operating Income (Loss) 290 241 738 650 Operating FAS/CAS Adjustment (73) (50) (218) (156) Non-current state income taxes — 1 (5) 5 Segment Operating Income (Loss) 217 192 515 499 As a percentage of sales and service revenues 10.4% 10.3% 8.6% 9.2 % Ingalls operating income (loss) 82 74 229 238 As a percentage of Ingalls revenues 11.8% 12.5% 12.0% 13.4 % Newport News operating income (loss) 119 96 261 248 As a percentage of Newport News revenues 10.1% 9.1% 7.6% 8.2 % Technical Solutions operating income (loss) 16 22 25 13 As a percentage of Technical Solutions revenues 6.5% 9.1% 3.5% 1.8%

14 Non-GAAP Reconciliation – Free Cash Flow Three Months Ended Nine Months Ended September 30 September 30 ($ in millions) 2018 2017 2018 2017 Net cash provided by (used in) operating activities (93) 96 266 380 Less capital expenditures: Capital expenditure additions (116) (91) (293) (228) Grant proceeds for capital expenditures 14 — 33 — Free cash flow (195) 5 6 152 14